UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 24, 2024

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On November 24, 2024, EnLink Midstream, LLC, a Delaware limited liability company (the “Company”), EnLink Midstream Manager, LLC, a Delaware limited liability company and the managing member of the Company (the “Manager”), ONEOK, Inc., an Oklahoma corporation (“Parent”), Elk Merger Sub I, L.L.C., a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub I”), and Elk Merger Sub II, L.L.C., a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into the Company (the “First Merger”), with the Company surviving and continuing to exist as a Delaware limited liability company and, promptly following the First Merger, the Company will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Transaction”), with Merger Sub II surviving and continuing to exist as a Delaware limited liability company.

At the effective time of the First Merger (the “First Merger Effective Time”), each common unit representing limited liability company interests in the Company (each, a “Common Unit”) issued and outstanding as of immediately prior to the First Merger Effective Time (except for any Common Units that are owned immediately prior to the First Merger Effective Time by the Company as treasury units, if any, or by the Manager, Parent or the Merger Subs) (the “Public Common Units”), will be converted into the right to receive 0.1412 shares (the “Exchange Ratio”) of common stock of Parent, par value $0.01 (a “Parent Share”). As of the effective time of the Mergers, the limited liability company interests in the Manager, and any Common Units that are owned immediately prior to the First Merger Effective Time by the Manager, Parent or the Merger Subs will remain unchanged and outstanding and the Manager will continue as the sole manager of the Company.

The Conflicts Committee (the “Manager Conflicts Committee”) of the Board of Directors of the Manager (the “Manager Board”) has (i) determined that the Transaction, on the terms and conditions set forth in the Merger Agreement and the Support Agreement, is in the best interests of the Company and the holders of the Public Common Units (the “Company Unaffiliated Unitholders”), (ii) approved the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Mergers, with such approval constituting “Special Approval” for all purposes under the Second Amended and Restated Operating Agreement of the Company, dated as of January 25, 2019 (the “Company Operating Agreement”), including, but not limited to, Section 7.9(d) thereof, and the execution, delivery, and performance of the Merger Agreement and the Support Agreement and the transactions contemplated thereby, (iii) recommended that the Manager Board approve the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Mergers, and the execution, delivery, and performance of the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Mergers, and (iv) recommended (a) that the Manager Board resolve to direct that the Merger Agreement and the approval of the Mergers be submitted to a vote of the holders of the Common Units (the “Company Unitholders”) and (b) that the Company Unitholders approve the Merger Agreement and the Mergers.

The Manager Board (acting based upon the recommendation of the Manager Conflicts Committee) has (i) determined that the Mergers, on the terms and conditions set forth in the Merger Agreement and the Support Agreement, are in the best interests of the Company and the Company Unitholders, (ii) approved the Merger Agreement and the Support Agreement, the execution, delivery, and performance of the Merger Agreement and the Support Agreement and the transactions contemplated thereby, (iii) directed that the Merger Agreement and the Mergers be submitted to a vote of the Company Unitholders, and (iv) recommended approval of the Merger Agreement and the Mergers by the Company Unitholders.

Concurrently with the execution of the Merger Agreement, Parent entered into a support agreement with the Company (the “Support Agreement”), pursuant to which, among other things, Parent agreed to vote the 200,340,753 Common Units it holds of record in favor of the Merger Agreement, the Mergers, and the other transactions contemplated thereby on the terms and subject to the conditions provided for in the Support Agreement. The Support Agreement terminates upon the earliest to occur of (i) the First Merger Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the mutual written agreement of the parties.

The Merger Agreement provides that the Company will convene and hold a special meeting of the Company Unitholders (the “Company Unitholder Meeting”) for the purpose of obtaining the approval of the Merger Agreement and the Mergers at the Company Unitholder Meeting or any adjournment or postponement thereof by the vote of a Unit Majority (as defined in the Company Operating Agreement) (the “Company Unitholder Approval”). In certain circumstances, the Company and the Manager, acting through the Manager Board or the Manager Conflicts Committee, may withdraw, modify, or qualify, or propose publicly to withdraw, modify, or qualify, in a manner adverse to Parent, the Company Board Recommendation (as defined in the Merger Agreement) to the Company Unitholders to approve the Merger Agreement or (b) fail to include the Company Board Recommendation in the Proxy Statement (the taking of any such action in subclause (a) and (b) being referred to as a “Company Adverse Recommendation Change”), subject to certain rights of Parent. However, even if the Manager Conflicts Committee or the Manager Board effects a Company Adverse Recommendation Change, the Merger Agreement requires that the Company still submit the Merger Agreement for approval by the Company Unitholders at the Company Unitholder Meeting unless the Merger Agreement has been validly terminated in accordance with the terms of the Merger Agreement.

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of business during the interim period between the execution of the Merger Agreement and the First Merger Effective Time and (ii) the obligation to use reasonable best efforts to cause the Mergers to be consummated.

The Merger Agreement also contains customary closing conditions, including, among others: (i) obtaining Company Unitholder Approval; (ii) there being no law, injunction, judgment, or ruling prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement; (iii) the effectiveness of Parent’s registration statement on Form S-4 (the “Registration Statement”) to register the Parent Shares to be issued as consideration in the Mergers; (iv) the approval for the listing of the Parent Shares to be issued as consideration in the Mergers on the New York Stock Exchange, subject to official notice of issuance; (v) the receipt by the Company of an opinion of tax counsel that, for U.S. federal income tax purposes, the Mergers should qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (vi) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; and (vii) compliance by each party in all material respects with all obligations required to be performed under the Merger Agreement at or prior to the closing date.

The Merger Agreement contains certain termination rights for both Parent and the Company, including, among others, in the event that (i) the parties agree by mutual written consent to terminate the Merger Agreement; (ii) the Mergers have not been consummated on or before May 23, 2025; (iii) a law, injunction, judgment, or ruling prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable; (iv) the Company Unitholder Meeting and any postponements or adjournments thereof have concluded and the Company Unitholder Approval has not been obtained; or (v) a party has breached or failed to perform any of its representations, warranties, covenants, or agreements set forth in the Merger Agreement that would give rise to the failure of certain closing conditions to occur and such breach or failure is incapable of being cured, or is not cured, by such party within 30 days following receipt of written notice from the other party of such breach. The Merger Agreement also provides for a termination right for Parent if a Company Adverse Recommendation Change has occurred prior to the Company Unitholder Meeting. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, (a) the Company will be obligated to reimburse Parent for its expenses up to a maximum amount of $10,000,000; (b) Parent will be obligated to reimburse the Company for its expenses up to a maximum amount of $10,000,000; or (c) the Company will be obligated to pay to Parent a termination fee equal to $143,978,000.

The Merger Agreement and the Support Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Support Agreement. They are not intended to provide any other factual information about Parent, the Manager, the Merger Subs, or the Company, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement and the Support Agreement, respectively, were made only for purposes of such agreement and as of specified dates; were solely for the benefit of the parties to the Merger Agreement and the Support Agreement, respectively; may be subject to limitations agreed upon by the parties, including being qualified by certain disclosures made by each contracting party to the other as a way of allocating contractual risk between the respective parties to such agreement instead of establishing these matters as facts; and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Parent, the Manager, the Merger Subs, or the Company, or their respective subsidiaries, or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement and the Support Agreement, which subsequent information may or may not be fully reflected in Parent’s or the Company’s public disclosures.

The foregoing description of the Merger Agreement and the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Support Agreement, copies of which are filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company and ONEOK issued a joint press release on November 24, 2024 announcing the execution of the Merger Agreement. In addition, on November 24, 2024, the Company provided additional information regarding the proposed Merger to its employees. Copies of the joint press release and employee communication are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of the Company’s management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” “expect,” “continue,” and similar expressions. Such forward-looking statements include, but are not limited to, statements with respect to the consummation of the Transaction. Such forward-looking statements and all references to the Transaction described herein rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including the ability of the parties to consummate the Transaction in the anticipated timeframe or at all; risks related to the satisfaction or waiver of the conditions to closing the Transaction in the anticipated timeframe or at all; risks related to obtaining the Company Unitholder Approval; disruption from the Transaction making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Transaction; and the risk of litigation related to the Transaction. An extensive list of factors that can affect the Company’s business are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company assumes no obligation to update any forward-looking statements.

NO OFFER OR SOLICITATION

This Current Report is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT INFORMATION ABOUT THE TRANSACTION

In connection with the Transaction, Parent intends to file with the SEC the Registration Statement to register the Parent Shares to be issued in connection with the Transaction. The Registration Statement will include a document that serves as a prospectus of Parent and proxy statement of the Company (the “proxy statement/prospectus”), and each party will file other documents regarding the Transaction with the SEC. This document is not a substitute for the Registration Statement, the proxy statement/prospectus, or any other document that the parties may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT AND THE COMPANY, THE TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the Registration Statement has been declared effective, a definitive proxy statement/prospectus will be mailed to the Company Unitholders. Investors and security holders will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Parent and the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Parent, including the proxy statement/prospectus (when available), will be available free of charge from Parent’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by the Company, including the proxy statement/prospectus (when available), will be available free of charge through the Company’s website at www.enlink.com, under the “Investors” tab.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of the directors and executive officers of the Manager, and Parent and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company Unitholders with respect to the Transaction under the rules of the SEC. Information about the directors and executive officers of the Manager and their ownership of Common Units is set forth in the Company’s Form 10-K for the year ended December 31, 2023, as previously filed with the SEC on February 21, 2024. Information about the directors and executive officers the Parent and their ownership of Parent Shares is set forth in the Parent’s Form 10-K for the year ended December 31, 2023, as previously filed with the SEC on February 27, 2024, and its revised definitive proxy statement for the 2024 annual meeting of shareholders filed with the SEC on May 1, 2024. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company Unitholders in connection with the Transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and other relevant materials when filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
2.1*	Agreement and Plan of Merger, dated as of November 24, 2024, by and among ONEOK, Inc., Elk Merger Sub I, L.L.C., Elk Merger Sub II, L.L.C., EnLink Midstream, LLC and EnLink Midstream Manager, LLC.

10.1	Support Agreement, dated November 24, 2024, by and between ONEOK, Inc. and EnLink Midstream, LLC.

99.1	Press Release, dated November 24, 2024.

99.2	Employee Letter, dated November 24, 2024.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

* Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of any omitted schedules to the SEC upon request; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: November 25, 2024	By:	/s/ Benjamin D. Lamb
Benjamin D. Lamb
Executive Vice President and Chief Financial Officer